United States Securities and Exchange Commission

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

______________

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 28, 2018

Date of Report

[Date of Earliest Event Reported]

THE CASTLE GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-23338	99-0307845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ala Moana Boulevard, 3 Waterfront Plaza, Suite 555

Honolulu, Hawaii 96813

(Address of Principal Executive Offices)

(808) 524-0900

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2018 the Board of Directors appointed Mr. Alan R. Mattson as Chief Executive Officer of the Company.

On June 28, 2018, the Board of Directors appointed Mr. Michael S. Nitta as Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

             THE CASTLE GROUP, INC.

Date:	June 29, 2018	By:	/s/ Alan Mattson___________________
Alan Mattson, Chief Executive Officer

2